                                                                    EXHIBIT 10.1


                              FOURTH AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------


     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                      ---------
March 5, 1999, is among CELLSTAR CORPORATION, a Delaware corporation (the

"Borrower"), each of the banks or other lending institutions which is or may
---------
from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the
                                                     ----
"Banks"), THE FIRST NATIONAL BANK OF CHICAGO and NATIONAL CITY BANK, as co-
 -----
agents ("Co-Agents"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly
         ---------
known as Texas Commerce Bank National Association), a national banking association ("Chase"), as agent for itself and the other Banks, as issuer of
              -----
Letters of Credit under the Agreement, and as the swing line lender (in such capacity, together with its successors in such capacity, the "Agent").
                                                              -----

                                   RECITALS:

          A. The Borrower, the Banks, the Co-Agents and the Agent have entered into that certain Credit Agreement dated as of October 15, 1997, as amended by (i) that certain First Amendment to Credit Agreement dated as of February 20, 1998, (ii) that certain Second Amendment to Credit Agreement dated as of July 24, 1998, and (iii) that certain Third Amendment to Credit Agreement dated as of September 11, 1998 (as amended, the "Agreement").
                                                          ---------

          B. The Borrower, the Banks, the Co-Agents and the Agent now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     1.1       Definitions. Capitalized terms used in this Amendment, to the
               -----------
          extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   ----------

                                   Amendments
                                   ----------

     2.1       Amendments to Definitions. Effective as of the date hereof, the
               -------------------------
following definitions set forth in Section 1.1 of the Agreement are hereby
                                   -----------
amended to read as follows:

     "Alternate Currency" means the following so long as they are Eligible
      ------------------
Currencies: British pounds sterling, Japanese yen, Canadian dollars, Hong Kong dollars and Euro Units. For purposes of this definition of Alternate Currency, "Eligible Currency" means, subject to the provisions of Section 4.9, any
 -----------------                                      -----------
currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which an Equivalent Amount is available in Dollars in the London interbank market (or other market where the Agent's currency exchange operations in respect of the applicable currency are then being conducted).

     "Alternate Currency Rate" means, for any Alternate Currency Advance for any
      -----------------------
Interest Period therefor, an interest rate per annum determined by the Agent by dividing: (i) the rate per annum determined by the Agent to be the rate per
--------
annum at which deposits in the relevant Alternate Currency are offered by the Principal Office of the Agent to first class banks in the interbank euro alternate currency market selected by the Agent at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) for a period equal to such Interest Period and in an amount substantially equal to the amount of such Alternate Currency Advance during such Interest Period; by (ii) Statutory Reserves.

     "Business Day" means (a) any day on which national banks in Dallas, Texas
      ------------
are open for the conduct of commercial banking business, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with each Eurodollar Advance or Alternate Currency Advance, any day which is a Business Day described in clause (a) above and which
                                                      ---------
above and which a day on which dealings in Dollar or Alternate Currency deposits are carried out in the relevant interbank market referred to by the Agent to determine the Eurodollar Rate for such Eurodollar Advance or the Alternate Currency Rate for such Alternate Currency Advance and which is also a day on which banks and foreign exchange markets are open for business in London and (if applicable) for the purpose of payments in an Alternate Currency in the principal financial center of the country of such currency; provided, however, that (i) for purposes of determining the Alternate Currency Rate for Advances in Euro Units, "Business Day" means a TARGET Operating Day; and (ii) with respect
             ------------
to any amount denominated or to be denominated in the Euro Unit or a National Currency Unit, "Business Day" means a day (other than a Saturday or Sunday) on
                ------------
which banks are generally open for business in London, in Dallas, Texas and in Frankfurt am Main, Germany (or such principal financial center or centers in such Participating Member State(s) as the Agent may from time to time nominate for this purpose).

     "Eurodollar Rate" means, for any Eurodollar Advance for any Interest
      ---------------
Period therefor, an interest rate per annum determined by the Agent by dividing:
(i) the rate per annum equal to the annual rate of interest shown on the appropriate reference page of Reuters America, Inc. at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) for a period equal to such Interest Period, or if such page is not available, the annual rate of interest shown on the Bloomberg Screen British Banker's LIBOR Fixing at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) for a period equal to such Interest Period, or if neither of the foregoing is available, the rate per annum determined by the Agent to be the rate per annum at which deposits of Dollars are offered by the Principal Office of the Agent to first class banks in the interbank Eurodollar market selected by the Agent at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) for a period equal to such Interest Period and in an amount substantially equal to the amount of such Eurodollar Advance during such Interest Period; by (ii) Statutory Reserves.

          "Obligations" means all of the following obligations, indebtedness,
           -----------
     and liabilities of the Borrower or any Subsidiary to the Agent and the Banks, or any of them, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof: (a) all obligations, indebtedness and liabilities of the Borrower or any Subsidiary under the Loan Documents (including, without limitation, all contingent reimbursement obligations in respect of Letters of Credit), and (b) all Hedging Obligations of the Borrower or any Subsidiary to the Agent or any Bank.

     2.2       Addition of New Definitions.  Effective as of the date hereof,
               ---------------------------
          the following definitions are added to Section 1.1 of the Agreement
                                                 -----------
          in alphabetical order to read as follows:

          "Commencement of the Third Stage of EMU" means January 1, 1999, the
          --------------------------------------
     date of commencement of the third stage of EMU.

          "EMU" means the economic and monetary union as contemplated in the
           ---
     Treaty on European Union.

          "EMU Legislation" means legislative measures of the European Council
           ---------------
     for the introduction of, changeover to, or operation of, a single or unified European currency, being in part the implementation of the third stage of EMU.

          "Euro" means the single currency of Participating Member States.
           ----

          "Euro Unit" means the currency unit of the Euro.
           ---------

          "National Currency Unit" means the unit of currency (other than a Euro
           ----------------------
     Unit) of a Participating Member State.

          "Participating Member State" means each state so described in any EMU
           --------------------------
          Legislation.

          "TARGET Operating Day" means any day that is not (i) a Saturday or
           --------------------
     Sunday, (ii) Christmas Day or New Year's Day or (iii) any other day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (or any successor settlement system) is not operating (as determined by the Agent).

          "Treaty on European Union" means the Treaty of Rome of March 25, 1957,
           ------------------------
     as amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992 and came into force on November 1, 1993), as amended from time to time.

     2.3       Deletion of Definitions.  Effective as of the date hereof, the
               -----------------------
          definitions of "ECU" and "Hedging Agreements" are deleted from
                          ---       ------------------
          Section 1.1 of the Agreement.
          -----------

     2.4       Amendment to Section 2.6.  Effective as of the date hereof,
               ------------------------
          Section 2.6 of the Agreement is amended to read as follows:
          -----------

          Section 2.6.  Borrowing Procedure.  The Borrower shall give the Agent
                        -------------------
     notice of each requested Advance (other than Swing Line Advances), by means of an Advance Request Form, before 11:00 A.M. Dallas, Texas time (a) on the same Business Day as the requested date of each Floating Rate Advance, (b) at least three Business Days before the requested date of each Eurodollar Advance, and (c) at least four Business Days before the requested date of each Alternate Currency Advance, specifying: (i) the requested date of such Advance (which shall be a Business Day), (ii) the amount of such Advance,
     (iii) the Type of the Advance, (iv) in the case of Alternate Currency Advances, the requested Alternate Currency, it being agreed that Advances made on any one day shall be made in the same currency, and (v) in the case of a Eurodollar Advance or an Alternate Currency Advance, the duration of the Interest Period for such Advance. The Agent at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Agent. Each Advance (other than Swing Line Advances) shall be in a minimum principal amount of $1,000,000 or the Equivalent Amount thereof or such greater amount which is an integral multiple of $100,000 or the Equivalent Amount thereof. The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000. The aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to the Equivalent Amount of $1,000,000. The Agent shall notify each Bank of the contents of each such notice on the day such notice is received by the Agent if received by 11:00 A.M. Dallas, Texas time on a Business Day and otherwise on the next succeeding Business Day. Promptly on the date specified for each Advance hereunder, each Bank will make available to the Agent at the Principal Office or, as to Alternate Currency Advances, at the office designated by Agent for such Alternate Currency, in the specified Alternate Currency for Alternate Currency Advances and in Dollars for all other Advances and in immediately available funds, for the account of the Borrower, such Bank's pro rata share of each Advance; provided that in relation to the payment of any amount of Euro Units or National Currency Units, such amounts shall be made available to the Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main,

     Germany (or such other principal financial center in such Participating Member State as the Agent may from time to time nominate for this purpose) as the Agent shall from time to time nominate for this purpose. After the Agent's receipt of such funds and subject to the terms and conditions of this Agreement, the Agent will (a) make each Advance (other than Alternate Currency Advances) available to the Borrower by depositing the same, in Dollars in immediately available funds, in an account of the Borrower maintained with the Agent designated by the Borrower or by wire transfer in accordance with written instructions from the Borrower, (b) make each Alternate Currency Advance (other than Advances in Euro Units) available to the Borrower by depositing the same, in the requested Alternate Currency in immediately available funds, in an account of the Borrower maintained with a financial institution in the country where such Alternate Currency is legal tender, and (c) make each Advance in Euro Units available by depositing the same in an account of the Borrower maintained with a financial institution in Frankfurt am Main, Germany; in each case designated by the Borrower by written notice to the Agent containing the information specified in Exhibit K hereto for such account, which notice
                              ---------
     shall be received by the Agent at least five Business Days before the requested date of such Advance. All notices by the Borrower to the Agent under this Section shall be irrevocable and shall be given not later than the time specified above for such notice on the day which is not less than the number of Business Days specified above for such notice.

     2.5       Amendment to Section 3.1.  Effective as of the date hereof, the
               ------------------------
          reference in Section 3.1 of the Agreement to the amount "$10,000,000"
                       -----------
          is amended to read "$15,000,000".

     2.6       Amendment to Article IV.  Effective as of the date hereof, the
               -----------------------
          reference to the title "Payments" in Article IV of the Agreement is
                                  --------
          amended to read "Payments: EMU Provisions".
                           ------------------------

     2.7       Amendment to Section 4.1.  Effective as of the date hereof,
               ------------------------
          Section 4.1 of the Agreement is amended to read as follows:
          -----------

          Section 4.1.  Method of Payment.  All payments of principal, interest,
                        -----------------
     and other amounts to be made by the Borrower under this Agreement and the other Loan Documents (other than payments of principal and interest with respect to Alternate Currency Advances) shall be made to the Agent at the Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M., Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). All payments of principal and interest to be made by the Borrower under this Agreement and the other Loan Documents with respect to Alternate Currency Advances shall be made to the Agent, in such Alternate Currency and immediately available funds, without setoff, deduction, or counterclaim, to such account at such bank, in the country where such

     Alternate Currency is legal tender, as the Agent may designate to the Borrower, or as otherwise provided in Section 4.9. Such payments of
                                           -----------
     principal and interest with respect to Alternate Currency Advances shall be made no later than 11:00 A.M. local time in the place where such bank is located on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each payment under this Agreement and the other Loan Documents, specify to the Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.4 hereof). Each payment received by the
                            -----------
     Agent under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be. Each payment received by Agent hereunder or under any Note shall be paid promptly to the Banks in accordance with Section 4.4, in immediately available funds, for the
                     -----------
     account of each Bank's Applicable Lending Office for the Advance in respect of which such payment is made.

     2.8       Addition of New Sections 4.9 and 4.10.  Effective as of the date
               -------------------------------------
          hereof, Article IV of the Agreement is amended to add the following

          Sections 4.9 and 4.10 to the end thereof, which Sections shall read
          ------------     ----
          as follows:

          Section 4.9.  EMU Provisions.
                        --------------

                        (a)        Effectiveness of Provisions. The provisions
                                   ---------------------------
                              of Subsections (b) to (h) below (inclusive) shall
                                 ---------------    ---
                              be effective at and from March 5, 1999, provided,
                                                                      --------
                              that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a Participating Member State on the Commencement of the Third Stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a Participating Member State.

                        (b)        Redenomination and Alternative Currencies.
                                   -----------------------------------------
                              Each obligation under this Agreement of a party to this Agreement which has been denominated in the National Currency Unit of a Participating Member State shall be redenominated into the Euro Unit in accordance with EMU Legislation, provided,
                                                               --------
                              that if and to the extent that any EMU Legislation provides that following the Commencement of the Third Stage of EMU an amount denominated either in the Euro Unit or in the National Currency Unit of a Participating Member State and payable within that Participating Member State by crediting an account of the creditor can be paid by the debtor either in the Euro Unit or in that National Currency Unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the Euro Unit or in such National Currency Unit.

                         (c)       Advances.  Any Advance in the currency of a
                                   --------
                              Participating Member State shall be made in the Euro Unit.

                         (d)       Payments to the Agent.  Sections 2.6, 4.1
                                   ---------------------   ------------  ---
                              and 13.3 shall be construed so that, in relation
                                  ----
                              to the payment of any amount of Euro Units or National Currency Units, such amount shall be made available to the Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main, Germany (or such other principal financial center in such Participating Member State as the Agent may from time to time nominate for this purpose) as the Agent shall from time to time nominate for this purpose.

                         (e)       Payments by the Agent to the Banks.  Any
                                   ----------------------------------
                              amount payable by the Agent to the Banks under this Agreement in the currency of a Participating Member State shall be paid in Euro Units.

                         (f)       Payments by the Agent.  Generally, with
                                   ---------------------
                              respect to the payment of any amount denominated in the Euro or in a National Currency Unit, the Agent shall not be liable to the Borrower or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Agent if the Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a National Currency Unit) to the account with the bank in the principal financial center in the Participating Member State which the Borrower or, as the case may be, any Bank shall have specified for such purpose. In this Subsection (f), "all relevant steps" means
                                   --------------
                              all such steps as
                         may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Agent may from time to time determine for the purpose of clearing or settling payments of the Euro.

                    (g)       Basis of Accrual. If the basis of accrual of
                              ----------------
                         interest or fees expressed in this Agreement with respect to the currency of any state that is or becomes a Participating Member State shall be inconsistent with any convention or practice in the London Interbank Market or any other applicable interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided, that if any Advance in the currency of such
                         --------
                         state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Advance, at the end of the then current Interest Period.

                    (h)       Rounding and Other Consequential Changes. Without
                              ----------------------------------------
                         prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to the respective liabilities for indebtedness of the Borrower to the Banks and the Banks to the Borrower under or pursuant to this Agreement:

                              (i)       each reference in this Agreement to a
                                   minimum amount (or an integral multiple
                                   thereof) in a National Currency Unit to be paid to or by the Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro Unit as the Agent may from time to time specify; and

                              (ii)      except as expressly provided in this
                                   Section 4.9, each provision of this Agreement
                                   -----------
                                   shall be subject to such reasonable changes of construction as the Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.

                    (i)       Increased Costs. The Borrower shall from time to
                              ---------------
                         time, at the request of the Agent, pay to the Agent for the account of each Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Bank or any holding company of such Bank as a result of the introduction of, changeover to or operation of the Euro in any Participating Member State.

          Section 4.10.  Continuity of Contract.  Except as otherwise provided
                         ----------------------
     herein, no implementation of the EMU or change in currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of the Borrower under this Agreement or other Loan Documents.

     2.9       Amendment to Section 10.5(i)(H). Effective as of the date hereof,
               -------------------------------
          the reference in Section 10.5(i)(H) of the Agreement to the amount "$40,000,000" is amended to read "$60,000,000".

                                  ARTICLE VI
                                  ----------

                             Conditions Precedent
                             --------------------

     3.1       Conditions. The effectiveness of this Amendment is subject to the
               ----------
          satisfaction of the following conditions precedent:

                    (a)       Representations and Warranties. The
                              ------------------------------
                         representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

                    (b)       No Default. No Default shall have occurred and be
                              ----------
                         continuing.

                    (c)       Corporate Matters. All corporate proceedings taken
                              -----------------
                         in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                    (d)       Additional Documentation. The Agent shall have
                              ------------------------
                         received such additional approvals, opinions, or documents as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                  ARTICLE VII
                                  -----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1       Ratifications. The terms and provisions set forth in this
               -------------
          Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2       Representations and Warranties.  Borrower hereby represents and
               ------------------------------
          warrants to the Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
          (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     5.1       Survival of Representations and Warranties. All representations
               ------------------------------------------
          and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     5.2       Reference to Agreement. Each of the Loan Documents, including the
               ----------------------
          Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3       Expenses of the Agent. Borrower agrees to pay on demand all costs
               ---------------------
          and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel.

     5.4       Severability.  Any provision of this Amendment held by a court of
               ------------
          competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5       APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY
               --------------
          CONTAINED IN THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6       Successors and Assigns.  This Amendment is binding upon and
               ----------------------
          shall inure to the benefit of the Borrower, the Banks, the Co-Agents and the Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     5.7       Counterparts.  This Amendment may be executed in one or more
               ------------
          counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.8       Headings.  The headings, captions, and arrangements used in this
               --------
          Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9       Release of Claims.  The Borrower and the Guarantors each hereby
               -----------------
          acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10      ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
               ----------------
          DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   AGENTS AND BANKS:
                                   ----------------

                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION (formerly known as
                                   Texas Commerce Bank National Association), as Agent and as a Bank


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as a Co-Agent and a Bank


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   NATIONAL CITY BANK,
                                   as a Co-Agent and a Bank


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   THE FUJI BANK, LIMITED,
                                   HOUSTON AGENCY


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

     Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.


                                   NATIONAL AUTO CENTER, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR, LTD.

                                   By:  National Auto Center, Inc.,
                                        General Partner


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR FULFILLMENT, LTD.

                                   By:  CellStar Fulfillment, Inc.,
                                        General Partner


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR WEST, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   ACC-CELLSTAR, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR FINANCO, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   CELLSTAR FULFILLMENT, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   NAC HOLDINGS, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR INTERNATIONAL CORPORATION/
                                   ASIA


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   AUDIOMEX EXPORT CORP.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR INTERNATIONAL
                                   CORPORATION/SA


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR AIR SERVICES, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   A & S AIR SERVICE, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR TELECOM, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   FLORIDA PROPERTIES, INC.


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                   CELLSTAR GLOBAL SATELLITE
                                   SERVICE, LTD.

                                   By:  National Auto Center, Inc.,
                                        General Partner


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________